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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 3, 1998


                            Insight Enterprises, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
             DELAWARE                             File No. 0-25092                          86-0766246
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
   (State or Other Jurisdiction               (Commission File Number)                     (IRS Employer
         of Incorporation)                                                              Identification No.)
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       6820 South Harl Avenue, Tempe, Arizona                        85283
      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:              (602) 902-1001

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 9.           Sales of Equity Securities Pursuant to Regulation S.


                  On April 3, 1998, Insight Enterprises, Inc. (the "Company") acquired all of the outstanding capital stock of Choice Peripherals Limited, a company incorporated in England and Wales ("Choice"). Choice is based in Worksop, England and is engaged in the business of direct selling and marketing of personal computers, computer hardware and accessories, computer software licenses, and other computer related products. In connection with the acquisition, the Company issued an aggregate of 83,212 shares of its common stock to the two stockholders of Choice (Paul Cusack and Patricia Dolman). Exemption from registration for the issuances of the common stock in this transaction is claimed pursuant to Section 4(2) of the Securities Act of 1933, as amended, regarding transactions by an issuer not involving any public offering and/or pursuant to Regulation S.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INSIGHT ENTERPRISES, INC.


Date: April 18, 1998                         By: /s/ Eric J. Crown
                                                --------------------------------
                                                      Eric J. Crown
                                                      Chairman of the Board and
                                                      Chief Executive Officer